PPHC Announces Acquisition of Tancredi PPHC, TrailRunner International expands international footprint for financial, corporate and litigation communications in EMEA WASHINGTON, July 01, 2026 (GLOBE NEWSWIRE) -- Public Policy Holding Company, Inc. (NASDAQ: PPHC), a leading global strategic communications provider, today announced that it has acquired Tancredi Intelligent Communication Ltd (“Tancredi”), a strategic communications and advisory firm headquartered in London. Tancredi will operate going forward as a part of PPHC’s TrailRunner International (“TrailRunner International”) group. Acquisition Highlights • Founded in 2015, Tancredi advises corporates, financial institutions and high-profile individuals on corporate affairs, financial communications, crisis, reputation management and litigation communications. • Earnings-accretive acquisition deepens critical expertise in high-growth crisis and litigation communications services, corporate communications and M&A while strengthening TrailRunner International’s existing London presence and expanding its geographic reach via offices in Milan and Los Angeles. • Tancredi’s go-forward branding to be ‘Tancredi, a TrailRunner International group company’. • Tancredi co-founder Salamander Davoudi to be named Global Head of Litigation for TrailRunner International. • Tancredi CEO Giovanni Sanfelice di Monteforte brings deep expertise in the Italian corporate, financial and institutional market, acting as a trusted local advisor to international investors and a global partner to Italy's leading conglomerates. • Adds a team of 22 colleagues and a strong roster of high-profile international clients across all major sectors from financial services and industrials to energy, life sciences and luxury retail. • For the year ended 31 December 2025, Tancredi recorded (unaudited) net revenues of £4.3 million. (Unaudited) profit before tax amounted to £1.3 million, after adjusting for PPHC's remuneration policy. Strategic Rationale The Acquisition expands PPHC’s capabilities across the large and growing strategic communications market, through a firm whose disciplines map directly onto those of TrailRunner International, PPHC’s corporate and financial communications platform which it acquired in 2025. Tancredi joins as the first member of the TrailRunner International group, creating a seamless fit and expanding the European footprint of the Group via complementary services, a shared advisory culture, and a single, broader offering that PPHC’s c.1,500 existing clients can access through clear and immediate cross-selling and integrated servicing.

The Acquisition is in line with PPHC's longstanding objective to build, bring together and grow a portfolio of complementary businesses with premium strategic communications and advisory capabilities to help clients navigate their most challenging issues, from deal-making to policy risks and reputation. It supports PPHC’s long-stated M&A strategy by significantly expanding its specialist capabilities and broadening its geographic reach. Through its co-founder and CEO Giovanni Sanfelice di Monteforte, Tancredi brings a leading position in the European financial and corporate communications sectors that augments the platform’s complementary global offerings. Tancredi has been a trusted advisor to institutional investors navigating Italy's corporate landscape, acting across some of its largest transactions, and an equally trusted communications partner for European blue-chips operating globally. Litigation communications, one of the fastest-growing areas of the strategic communications market, is a discipline in which Tancredi and TrailRunner hold deep, complementary expertise. Tancredi has advised corporates, financial institutions and high-profile individuals on litigation communications since its founding in 2015. Going forward, litigation advisory work will be unified under Tancredi co-founder Salamander Davoudi, who has been named Global Head of Litigation for TrailRunner International. The Acquisition also deepens the Group’s presence in London and across Europe. Tancredi gives TrailRunner International an enlarged London base and an established European platform from which to serve clients on both sides of the Atlantic. For PPHC’s c.1,500 clients, and for Tancredi’s own roster of high-profile international clients, the combination pairs Tancredi’s reach with the scale of the wider PPHC network, extending the transatlantic capability that underpins the Group’s long-stated growth strategy.  Key terms of the Acquisition • The initial consideration of £8.0 million was satisfied on completion, which occurred on 1 July 2026, in part by the issuance of 111,948 New Common Shares ("Consideration Shares") of $0.001 each at a price of $9.42 per Common Share, totaling £800,000, and the balance of £7.2 million paid in cash, funded from the Company’s balance sheet. Shares issued to the owners of the selling entity will be subject to a vesting period, and those owners will additionally be subject to certain restrictive covenants. In addition, a payment of approximately £0.8 million will be made in respect of the Company’s estimated net cash position at completion, with the final amount to be determined by reference to the completion accounts. • As part of the purchase consideration, in addition to the initial consideration, two future earnout payments could be made with the final payment taking place after the end of 2030. These payments are contingent on Tancredi delivering profit growth between 2026 and 2030. Such future payments will be satisfied by a mix of cash and equity. • Including the initial consideration of £8.0 million, the aggregate consideration is maximized at £25 million. This maximum would be achieved if Tancredi was to realize close to 30% compound annual profit growth through 2030. • Tancredi reported net assets of £1.8 million for the year ended 31 December 2025.

Issue of Consideration Shares and Total Voting Rights Following the issue of the Consideration Shares, the Company's total issued and voting share capital upon admission will consist of 30,007,237 Common Shares. This figure may be used by shareholders as the denominator for the calculations by which they will determine if they are required to notify their interest in, or a change to their interest in, securities of the Company. Stewart Hall, CEO of PPHC, commented: “This marks PPHC's second acquisition since our Nasdaq IPO and progresses our strategy of accelerating growth through the earnings-accretive acquisitions of complementary businesses operating in high-growth markets. “Tancredi has an outstanding track record and bolsters our existing expertise in key growth areas. It also expands our geographic footprint. As the first member of the TrailRunner International Group, our corporate and financial communications platform headed up by Executive Chairman Jim Wilkinson and CEO Jim Hughes, Tancredi now has access to a deeper pool of specialists and its expertise can be leveraged globally. Additionally, PPHC can unify its market-leading experience and scale in litigation, one of the fastest growing areas. “Our acquisition pipeline remains strong with PPHC maintaining significant liquidity to deliver on our growth ambitions and create long term shareholder value.” Giovanni Sanfelice di Monteforte, CEO and Co-Founder of Tancredi, commented: “Joining TrailRunner International is the natural next step for a firm built on the conviction that the most complex corporate, financial and reputational briefs demand the highest caliber of advice. The entire Tancredi team will now be able to deliver a far broader range of services and a deeper perspective for boards, clients navigating complex, cross-border challenges. The cultural alignment between our two firms is incredibly strong and it allows us to retain what is special and boutique about Tancredi while giving us an exciting opportunity to play a major role in the PPHC growth story. Tancredi's Italian roots now open doors in both directions, for international investors looking at Europe and Italy, and European companies expanding into the US.” Salamander Davoudi, Managing Partner and Co-Founder of Tancredi, commented: “Tancredi has always operated at the sharp end of corporate, financial, litigation and reputation communications, largely on the European side. As we join TrailRunner International and the stable of PPHC companies, we step in to help build the transatlantic powerhouse that will shape this sector for the next decade. For clients navigating Washington as much as London or Rome, the depth of the PPHC network fundamentally changes what we can offer them. We will maintain Tancredi’s brand, ethos and values and build on them. We have never been better positioned to do the work we do best.” Jim Wilkinson, Executive Chairman of TrailRunner International, commented:

“This exciting acquisition will strengthen TrailRunner and allow us to immediately work as a seamless, efficient, and unified team. Tancredi has proven superstar global talent, a strong high- margin client roster, an entrepreneurial growth mindset, and a bench of future leaders. This acquisition represents the logical next step in TrailRunner's methodical journey to create the world’s best advisory platform." Jim Hughes, CEO of TrailRunner International, commented: “As we continue to grow in markets around the world, we are excited to welcome Giovanni, Salamander and team to TrailRunner International. Together, we will build on our strong momentum in the UK, Europe, and other markets while doubling down on core practice areas like litigation support, financial communications, crisis communications, and corporate reputation.” For more information, visit www.pphcompany.com. Media Contact: Public Policy Holding Company, Inc. (202) 688-0020 inquiries@pphcompany.com Investor Relations: Public Policy Holding Company, Inc. (202) 688-0020 IR@pphcompany.com About Tancredi Tancredi is a strategic communications and advisory firm headquartered in London with offices in Milan, New York and Los Angeles. Founded in 2015, the firm has built a distinctive practice advising corporations, financial institutions and high-profile individuals on corporate affairs, financial communications, crisis, reputation management and litigation. Tancredi's team works across all major sectors from financial services and industrials to energy, life sciences and luxury retail. Clients trust Tancredi for its ability to read, shape and master the most complex communications challenges at the highest levels of business and public life. About PPHC Incorporated in 2014, PPHC is a global strategic communications platform that supports clients in enhancing and defending their reputations, advancing policy objectives, managing regulatory risk, and engaging with federal and state-level policymakers, stakeholders, media, and the public.

Engaged by approximately 1,500 clients, including companies, trade associations and non- governmental organizations, PPHC is active in all major sectors of the economy, including healthcare and pharmaceuticals, financial services, energy, technology, telecoms and transportation. With operations across 18 offices in the United States and internationally, PPHC's services include government relations, public affairs and corporate communications, research and analytics, digital advocacy campaigning, and compliance support. The Company's shares are admitted to trading on the Nasdaq Global Market and on AIM, a market operated by the London Stock Exchange, under the ticker symbol "PPHC". About TrailRunner International TrailRunner International is a global strategic communications advisory firm that provides crisis communications, financial communications, litigation communications, and ongoing corporate communications support to the world's top enterprises, institutions, and individuals. The firm also has a strong and growing sports portfolio through its TrailRunner International Sports business, providing strategic business advisory and communications support to sports clients around the world. TrailRunner International is headquartered in Dallas/Fort Worth with offices in New York, Nashville, Abu Dhabi, Dubai, London, Shanghai, San Francisco, and Truckee. TrailRunner's success is grounded in its strong culture which nurtures its rich talent base, leading to high retention rates of both clients as well as employees. ###